Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of March 24, 2011 and is by and among

(i) OWENS CORNING, a Delaware corporation (the “U.S. Borrower”);

(ii) the Lenders party to the Credit Agreement referenced below signatory hereto; and

(iii) WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”).

Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the U.S. Borrower, the Lenders, the Administrative Agent and certain other parties are parties to the Credit Agreement dated as of May 26, 2010 (as amended, supplemented and/or otherwise modified from time to time through, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, the parties hereto have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following amendment to the Credit Agreement.

1. Amendments to Credit Agreement. (a) The definition of “Wholly-Owned Domestic Subsidiary” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Wholly-Owned Domestic Subsidiary” shall mean, as to any Person, any Wholly-Owned Subsidiary of such Person which is a Domestic Subsidiary. Notwithstanding the foregoing, no SPV that is a party to an Asset Securitization permitted hereunder shall be deemed to constitute a “Wholly-Owned Domestic Subsidiary” for purposes of (i) the definitions of “Immaterial Subsidiary” and “Material Subsidiary” set forth herein and (ii) Section 7.12 hereof.

(b) A new Section 3.8 is added at the conclusion of Article III of the Credit Agreement reading as follows:

SECTION 3.8. Change in Letter of Credit Status. Notwithstanding anything herein to the contrary, at such time as the Administrative Agent shall have received documentation from the U.S. Borrower and the applicable Issuing Lender evidencing their agreement that the Letters of Credit identified on Schedule 3.8 (the “Designated Letters of Credit”) shall cease to be governed by this Agreement but shall instead be governed by other agreements between such Issuing Lender and the U.S. Borrower and/or Affiliates thereof, (a) the Designated Letters of Credit shall cease to be “Letters of Credit” hereunder, (b) all participations in the Designated Letters of Credit which have heretofore been granted pursuant to this Article III shall terminate and be of no further force or effect, (c) letter of credit commissions and fees pursuant to Section 3.3 shall cease to accrue with respect to the Designated Letters of Credit and (d) the U.S. Borrower shall cease to have any Reimbursement Obligations in respect of such Letters of Credit under this Agreement; provided, however, that (i) such change in status of the Designated Letters of Credit shall not release the U.S. Borrower from the obligation to pay Letter of Credit commissions or fees hereunder accruing prior to such date or release, reduce or otherwise impair (A) any expense reimbursement or indemnification obligations of the U.S. Borrower under Section 11.3(a) or (b) hereof or (B) subject to clauses (c) and (d) above, any other rights the

Lenders, Issuing Lender or Administrative Agent may have hereunder, in either case in respect of such Letters of Credit or the transactions contemplated thereby and (ii) such change in status shall not occur unless at the time such documentation is received by the Administrative Agent no drawing under any Designated Letter of Credit shall have occurred.

(c) The first sentence of Section 7.13 of the Credit Agreement is amended in its entirety to read as follows:

Each Borrower will, and the U.S. Borrower will cause each of its Material Subsidiaries and each SPV to, satisfy in all material respects customary Company formalities, including the holding of regular board of directors’ and shareholders’ meetings or action by directors or shareholders without a meeting and the maintenance of Company records.

(d) A new Schedule 3.8 is added to the Credit Agreement in the form of Schedule 3.8 hereto.

2. Representations and Warranties. The U.S. Borrower hereby represents and warrants that:

(a) The representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of such date, except for any representation and warranty made as of an earlier date, which representation and warranty is true and correct in all material respects as of such earlier date; provided, that this clause (a) shall not apply to the representations and warranties contained in Section 6.5(e) of the Credit Agreement.

(b) No Default or Event of Default has occurred and is continuing as of the date hereof.

3. Effectiveness. This Amendment is a Loan Document and shall become effective upon (a) the execution and delivery hereof by the U.S. Borrower, the Issuing Lender of the Letters of Credit referred to above, the Administrative Agent and the Required Lenders and (b) the execution and delivery by the Guarantors of an Affirmation of Guaranty Agreements in the form of Exhibit A hereto.

4. References. Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby.

5. No Waiver. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of or consent to any provision of the Credit Agreement or any other Loan Documents executed and/or delivered in connection therewith.

6. Counterparts. This Amendment may be executed in any number of counterparts (and by the different parties hereto on separate counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

7. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

*  *  *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized signatories to execute and deliver this Amendment as of the date first above written.

OWENS CORNING

By:	/s/ Michael C. McMurray
Name: Michael C. McMurray
Title: Vice President Finance and Treasurer

By:	/s/ Jonathan Lyons
Name: Jonathan Lyons
Title: Assistant Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as a Lender and as Issuing Lender

By:	/s/ Glenn F. Edwards
Name: Glenn F. Edwards
Title: Managing Director

Signature Page to

First Amendment to Credit Agreement

BANK OF AMERICA, N.A.

By:	/s/ Michael J. Balok
Name: Michael J. Balok
Title: Managing Director

Signature Page to

First Amendment to Credit Agreement

THE BANK OF NOVA SCOTIA

By:	/s/ Michelle C. Phillips
Name: Michelle C. Phillips
Title: Director

Signature Page to

First Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A.

By:	/s/ Peter S. Predun
Name: Peter S. Predun
Title: Executive Director

Signature Page to

First Amendment to Credit Agreement

MORGAN STANLEY BANK, N.A.

By:	/s/ Dmitriy Barskiy
Name: Dmitriy Barskiy
Title: Authorized Signatory

Signature Page to

First Amendment to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Navneet Khanna
Name: Navneet Khanna
Title: Vice President

Signature Page to

First Amendment to Credit Agreement

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Lender

By:	/s/ Frederick W. Laird
Name: Frederick W. Laird
Title: Managing Director

By:	/s/ Edward D. Herko
Name: Edward D. Herko
Title: Director

Signature Page to

First Amendment to Credit Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ David Cagle
Name: David Cagle
Title: Managing Director

By:	/s/ Brian Myers
Name: Brian Myers
Title: Managing Director

Signature Page to

First Amendment to Credit Agreement

GOLDMAN SACHS BANK USA

By:	/s/ Lauren Day
Name: Lauren Day
Title: Authorized Signatory

Signature Page to

First Amendment to Credit Agreement

Citibank N.A.

By:	/s/ Timicka C. Anderson
Name: Timicka C. Anderson
Title: Vice President

Signature Page to

First Amendment to Credit Agreement

FIFTH THIRD BANK, an Ohio banking corporation

By:	/s/ Brian Jelinski
Name: Brian Jelinski
Title: Vice President

Signature Page to

First Amendment to Credit Agreement

[LENDER]

BNP Paribas

By:	/s/ Berangere Allen
Name: Berangere Allen
Title: Director

[LENDER]

BNP Paribas

By:	/s/ Melissa Balley
Name: Melissa Balley
Title: Vice President

Signature Page to

First Amendment to Credit Agreement

HSBC BANK U.S.A., N.A.

By:	/s/ Gregory R. Duval
Name: Gregory R. Duval Title: Vice President

Signature Page to

First Amendment to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Richard C. Hampson
Name: Richard C. Hampson Title: Senior Vice President

Signature Page to

First Amendment to Credit Agreement

THE BANK OF NEW YORK MELLON

By:	/s/ Paul F. Noel
Name: Paul F. Noel Title: Managing Director

Signature Page to

First Amendment to Credit Agreement

BANK OF CHINA, NEW YORK BRANCH

By:	/s/ Richard Bradspies
Name: Richard Bradspies Title: Deputy General Manager

Signature Page to

First Amendment to Credit Agreement

SCHEDULE 3.8

Owens Corning Credit Agreement

Schedule 3.8

L/CNo.	Issuing Bank	Beneficiary	Currency/Amount	Expiration Date

SM237537	Wells Fargo Bank, National Association	State of California Self Insurance Plans	$1,173,958.00	7/1/2011

SM237612	Wells Fargo Bank, National Association	Ohio Fire Marshall	$55,000.00	8/1/2011

SM237596	Wells Fargo Bank, National Association	Old Republic Insurance Company	$10,000,000.00	8/1/2011

SM237601	Wells Fargo Bank, National Association	Fidelity and Deposit Company of Maryland	$2,500,000.00	8/1/2011

SM237604	Wells Fargo Bank, National Association	State of New York Workers’ Compensation Board	$30,000.00	8/1/2011

SM237605	Wells Fargo Bank, National Association	State of New York Workers’ Compensation Board	$2,808,170.00	8/1/2011

SM237609	Wells Fargo Bank, National Association	Ohio Bureau of Workers’ Compensation	$2,680,000.00	8/1/2011

SM237614	Wells Fargo Bank, National Association	Noranda Aluminum	$175,000.00	8/1/2011

SM237616	Wells Fargo Bank, National Association	State of South Carolina	$2,900,000.00	8/1/2011

SM237597	Wells Fargo Bank, National Association	ACE American Insurance Company	$15,519,296.00	8/1/2011

SM237598	Wells Fargo Bank, National Association	National Union Fire Insurance Co. of Pittsburgh	$2,500,000.00	8/1/2011

SM237599	Wells Fargo Bank, National Association	National Union Fire Insurance Co. of Pittsburgh	$3,590,776.00	8/1/2011

SM237602	Wells Fargo Bank, National Association	Georgia Self-Insurers Guaranty Trust Fund	$7,500,000.00	8/1/2011

SM237618	Wells Fargo Bank, National Association	Syar Industries	$2,372,065.92	8/1/2011

SM237743	Wells Fargo Bank; National Association	SB(Tuaslinc) Investment PTE LTD	$1,971,465.00	8/1/2011

EXHIBIT A

AFFIRMATION OF GUARANTY AGREEMENTS

Each of the undersigned acknowledges receipt of a copy of that certain First Amendment to Credit Agreement dated as of March     , 2011 (the “Amendment”) relating to the Credit Agreement dated as of the date hereof (the “Credit Agreement”) referred to therein, consents to the Amendment and each of the transactions referenced therein, hereby reaffirms its obligations under the U.S. Borrower’s Guaranty ( in the case of the U.S. Borrower) and the Subsidiary Guaranty (in the case of all other signers hereof) and agrees that all references in the Guaranty Agreements to the “Credit Agreement” shall mean and be a reference to the Credit Agreement as amended by the Amendment. Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement.

IN WITNESS WHEREOF, each Guarantor has caused this Affirmation of Guaranty Agreements to be executed and delivered as of the date hereof.

Dated as of March     , 2011.

OWENS CORNING

By:
Name:
Title:

[additional signature pages follow]

Signature Page to

Affirmation of Guaranty Agreements

CDC CORPORATION

ENGINEERED PIPE SYSTEMS, INC.

ERIC COMPANY

FALCON FOAM CORPORATION

INTEGREX VENTURES LLC

IPM INC.

JEFFERSON HOLDINGS, INC.

MODULO USA LLC

OCCVl, INC.

OCCV2, LLC

OCV INTELLECTUAL CAPITAL, LLC

OWENS CORNING COMPOSITE MATERIALS, LLC

OWENS CORNING CONSTRUCTION SERVICES, LLC

OWENS CORNING FOAM INSULATION, LLC

OWENS CORNING FRANCHISING, LLC

OWENS CORNING HOMEXPERTS, INC.

OWENS CORNING HT, INC.

OWENS CORNING INSULATING SYSTEMS, LLC

OWENS CORNING INTELLECTUAL CAPITAL, LLC

OWENS CORNING ROOFING AND ASPHALT, LLC

OWENS CORNING SALES, LLC

OWENS CORNING SCIENCE AND TECHNOLOGY, LLC

OWENS CORNING U.S. HOLDINGS, LLC

OWENS-CORNING FUNDING CORPORATION

OWENS-CORNING OVERSEAS HOLDINGS, INC.

PALMETTO PRODUCTS, INC.

SOLTECH, INC.

By:
Name:
Title: Authorized Officer for each of the above Guarantors

Signature Page to

Affirmation of Guaranty Agreements

OC CANADA HOLDINGS GENERAL PARTNERSHIP
By OC Canada Holdings Company

By:
Name:
Title: Authorized Officer

Signature Page to

First Amendment to Credit Agreement